EXHIBIT A
ASSIGNMENT OF BENEFICIAL INTEREST OF TRUST
This Assignment is made this 16th day of August , 2019, pursuant and in furtherance of that certain Beneficial Trust Interest Pledge Agreement of even date herewith (the “Pledge Agreement”).
The undersigned, for valuable consideration received, hereby assigns to Old National Bank (“Lender”) all right, title and beneficial interest, including the power of direction and revocation, under that certain Trust Agreement (Aircraft MSN 30241), dated as of August 22, 2016, as assigned, assumed, amended, supplemented and/or modified from time‑to‑time between Wells Fargo Trust Company, National Association (“Trustee”) and Contrail Aviation Leasing, LLC (hereinafter “Trust Agreement”) , known as Aircraft MSN 30241 Trust, inclusive of any amendments, addenda or restatements thereof. The below‑named Grantor/Beneficiary hereby affirms and warrants (a) that the beneficial interest assigned herein is 100% of the beneficial interest of the trust created by the Trust Agreement, (b) that said beneficial interest has not been granted, transferred, pledged or hypothecated to any other person, (c) that the Grantor/Beneficiary has full power and authority to assign and transfer said interest, (d) that the Trust Agreement, inclusive of any and all amendments, addenda or restatements thereof, does not prohibit such assignment, and (e) that Lender, upon the effectiveness of this Assignment, shall be entitled to exercise all rights of Grantor as beneficiary of the Trust Agreement, including, without limitation, the right to receive all monies due or to become due to the beneficiary of the Trust Agreement. Trustee and any third party shall be entitled to rely solely upon notice by the Lender/Assignee as conclusively establishing the effectiveness of this Assignment following any uncured event of default arising under any of the Loan Documents as such term is defined in the Pledge Agreement.
Grantor/Beneficiary
CONTRAIL AVIATION LEASING, LLC
By: /s/ Joseph Kuhn
Its: CEO
STATE OF Wisconsin    )
COUNTY OF Dane    ) ss.
Before me personally appeared the above‑named individual, known to me to be the person described in and who executed the foregoing instrument in the capacity so indicated, and acknowledged to and before me that he executed said instrument being duly authorized to do so in the capacity so indicated and for the purposes therein expressed.
The below‑identified Lender/Assignee accepts, as of the date hereinafter stated, the above‑made Assignment subject to all terms and conditions of the Trust Agreement and all amendments, addendums or restatements thereof of which it has actual notice, inclusive.
Lender/Assignee
OLD NATIONAL BANK
By: /s/ Tommy Olson
Its: SVP
Its: CEO
Date: 08/18/19

ASSIGNMENT OF BENEFICIAL INTEREST OF TRUST
This Assignment is made this 16th day of August , 2019, pursuant and in furtherance of that certain Beneficial Trust Interest Pledge Agreement of even date herewith (the “Pledge Agreement”).
The undersigned, for valuable consideration received, hereby assigns to Old National Bank (“Lender”) all right, title and beneficial interest, including the power of direction and revocation, under that certain Trust Agreement (Aircraft MSN 30241), dated as of August 22, 2016, as assigned, assumed, amended, supplemented and/or modified from time‑to‑time between Wells Fargo Trust Company, National Association (“Trustee”) and Contrail Aviation Leasing, LLC (hereinafter “Trust Agreement”) , known as Aircraft MSN 30241 Trust, inclusive of any amendments, addenda or restatements thereof. The below‑named Grantor/Beneficiary hereby affirms and warrants (a) that the beneficial interest assigned herein is 100% of the beneficial interest of the trust created by the Trust Agreement, (b) that said beneficial interest has not been granted, transferred, pledged or hypothecated to any other person, (c) that the Grantor/Beneficiary has full power and authority to assign and transfer said interest, (d) that the Trust Agreement, inclusive of any and all amendments, addenda or restatements thereof, does not prohibit such assignment, and (e) that Lender, upon the effectiveness of this Assignment, shall be entitled to exercise all rights of Grantor as beneficiary of the Trust Agreement, including, without limitation, the right to receive all monies due or to become due to the beneficiary of the Trust Agreement. Trustee and any third party shall be entitled to rely solely upon notice by the Lender/Assignee as conclusively establishing the effectiveness of this Assignment following any uncured event of default arising under any of the Loan Documents as such term is defined in the Pledge Agreement.
Grantor/Beneficiary
CONTRAIL AVIATION LEASING, LLC
By: /s/ Joseph Kuhn
Its: CEO
STATE OF Wisconsin    )
COUNTY OF Dane    ) ss.
Before me personally appeared the above‑named individual, known to me to be the person described in and who executed the foregoing instrument in the capacity so indicated, and acknowledged to and before me that he executed said instrument being duly authorized to do so in the capacity so indicated and for the purposes therein expressed.
The below‑identified Lender/Assignee accepts, as of the date hereinafter stated, the above‑made Assignment subject to all terms and conditions of the Trust Agreement and all amendments, addendums or restatements thereof of which it has actual notice, inclusive.
Lender/Assignee
OLD NATIONAL BANK
By: /s/ Tommy Olson
Its: SVP
Its: CEO
Date: 08/16/19

18169092v1